SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


                          Date of Report:  September 26, 1994


                             READING & BATES CORPORATION
                (Exact name of registrant as specified in its charter)


                 Delaware                 1-5587                73-0642271

             (State or other           (Commission           (I.R.S. Employer
              jurisdiction of          File Number)        Identification No.)
              incorporation)

                   901 Threadneedle, Suite 200, Houston, TX   77079
                (Address of principal executive offices)   (Zip Code)


            Registrant's telephone number, including area code  (713) 496-5000


     Item 7. Financial Statements and Exhibits

             (c)  Exhibits

              Exhibit 99.1 - Supplement No. 4 to Prospectus Dated
                             October 20, 1993
              Exhibit 99.2 - Press Release dated September 26, 1994 -
                             Purchase of second-generation semi-
                             submersible for joint venture with
                             DeepTech International, Inc.


                                SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                       READING & BATES CORPORATION



                                        By   /s/T. W. Nagle
                                             ---------------------
                                             T. W. Nagle
                                             Vice  President  & Chief
                                             Financial Officer

    Dated:  September 26, 1994